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                                                                   EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this registration statement on Form S-3 of our report dated February 19, 1997 on our audit of the consolidated financial statements of Oryx Energy Company and its Subsidiaries, included in their Annual Report on Form 10-K for the year ended December 31, 1996. We also consent to the reference to our firm under the caption "Experts."


/s/ COOPERS & LYBRAND L.L.P.


Dallas, Texas
August 8, 1997